Filing pursuant to Rule 497
1933 Act File. No. 33-10754
1940 Act File No. 811-4933

                   Commonwealth Cash Reserve Fund, Inc.
              Supplement to Prospectus dated August 1, 1998


Obligations of Banks. The Fund may purchase bankers' acceptances and certificates of deposit. Bankers acceptances are time drafts or bills of exchange created to finance trade goods and "accepted" by either a domestic bank or a foreign bank with an agency domiciled in the United States. Certificates of deposit are securities evidencing deposits in domestic banks and domestic offices of foreign banks. Banks obligations will be considered for purchase by the Fund only if the securities are rated at least A-1 by Standard & Poor's and P-1 by Moody's Investor Services, Inc., in the case of securities with maturities of one year or less. A rating of at least AA by Standard & Poor's and Aa by Moody's Investor Services, Inc., will be required before any bank obligation with a remaining maturity of over one year will be considered for purchase by the Fund. The Fund will not invest in any bank obligation with more than thirteen months remaining until maturity.

Municipal Obligations. The Fund may invest in the stocks, bonds and notes and other evidences of indebtedness of municipal entities including any state of the United States or any city, county, town or district situated in any one of the states of the United States upon which there is no default. See "Investment Polocies" in the Additional Statement for a discussion of additional criteria that municipal obligations must meet to be eligible for investment by the Fund. Municipal Obligations will only be considered for purchase if they are legal investments for governmental units in Virginia under Section 2.1-328 of the Code of Virginia. Subject to certain limitations specified under this provision, permitted investments include securities issued or guaranteed as to the payment of principal and interest by the Commonwealth or other states and securities issued by the governmental units of the Commonwealth or such other states.